THE PRUDENTIAL SERIES FUND

Global Portfolio

Supplement dated December 12, 2014 to the

Currently Effective Prospectus, Summary Prospectus

And Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prudential Series Fund (PSF, and the series thereof, the Portfolios) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the Global Portfolio, and should be retained for future reference. The Global Portfolio discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the PSF Prospectus.

Effective January 1, 2015, Heather McPherson will join Brian Rogers, Mark Finn and John Linehan as the portfolio managers of T. Rowe Price Associates, Inc. (T. Rowe Price) responsible for the day to day management of a portion of the Global Portfolio.

To reflect this change, the Prospectus, the SAI, and the Summary Prospectus for the Global Portfolio are hereby revised as follows:

        I.            The following information is hereby added to the table disclosing the portfolio managers of T. Rowe Price disclosed in the sections of the Prospectus and Summary Prospectus for the Global Portfolio entitled “Summary: Global Portfolio-Management of the Portfolio”:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Heather McPherson	Vice President	January 2015

II.	The following hereby replaces the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – Global Portfolio – T. Rowe Price Segment”:

T. Rowe Price Segment. Brian Rogers, Mark Finn, John Linehan and Heather McPherson are responsible for the day-to-day management of the portion of the Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an AB from Harvard College and an MBA from Harvard Business School.

Mark Finn is a Vice President of T. Rowe Price Group, Inc. He is the portfolio manager of the Value Fund and chairman of the fund's Investment Advisory Committee. Mark is also a vice president and Investment Advisory Committee member of the Equity Income Fund, New Era Fund, Capital Appreciation Fund, and Mid-Cap Value Fund. From 2005 to 2009, he was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price's Fixed Income Division where he also covered utilities and power generation. Prior to joining the firm in 1990, Mark had five years of auditing experience with Price Waterhouse LLP. Mark earned a BS from the University of Delaware and has obtained the Chartered Financial Analyst and Certified Public Accountant designations.

John Linehan is head of US Equity for T. Rowe Price and a vice president of T. Rowe Price Trust Company. He chairs the US Equity Steering Committee and is a member of the firm’s Management Committee. John also serves on the firm’s Finance, Equity Brokerage and Trading Control, and Counterparty Risk Committees. He is a large-cap value portfolio manager and is co-chairman of the Institutional Large-Cap Value Fund. He joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. John earned a BA from Amherst College and an MBA from Stanford University, where he was the Henry Ford II Scholar, and Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. He also earned the Chartered Financial Analyst designation.

Heather McPherson is a Vice President of T. Rowe Price Group, and has 14 years of investment experience and joined T. Rowe Price in 2002. Prior to assuming her current co-portfolio manager role, she had a long track record of covering paper and forest products and electric utility companies. Heather has continually managed a portion of the Structured Research Equity Strategy since 2002. Prior to joining T. Rowe Price, Heather was a vice president of finance and administration for Putnam Lovell Securities, Inc. She holds a BS in managerial economics from the University of California, Davis, and an MBA from the Fuqua School of Business, Duke University.

III.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by adding the following information pertaining to T. Rowe Price with respect to the Global Portfolio:

Global Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price	Heather McPherson*	None	None	None	None

*Information is as of October 31, 2014

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSUP2